SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 23, 2004



                           PHSB Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Pennsylvania                 0-33419               25-1894708
 ----------------------------      --------------  ----------------------------
 (State or other jurisdiction      (SEC File No.)  (IRS Employer Identification
       of incorporation)                                     Number)



744 Shenango Road, Beaver Falls, Pennsylvania                     15010
---------------------------------------------                     -----
         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:            (724) 846-7300
                                                               --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------


Item 8.01  Other Events
---------  ------------

On December 23, 2004, the stockholders of PHSB Financial Corporation approved the Agreement and Plan of Reorganization with ESB Financial Corporation. For further information please refer to the Press Release attached as Exhibit 99 to this Report.


Item 9.01  Financial Statements, Pro Forma Financial Information
             and Exhibits
--------------------------------------------------------------------------------

(c) Exhibits


     Exhibit
     Number                   Description
     ------                   -----------

        99       Press Release dated December 23, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PHSB FINANCIAL CORPORATION




Date:    December 23, 2004                  By:      /s/Richard E. Canonge
                                                     -----------------------
                                                     Richard E. Canonge
                                                     Chief Financial Officer